                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FREEDOM CHEMICAL COMPANY

                  --------------------------------------------
                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware
                  --------------------------------------------

            Freedom Chemical Company, a Delaware corporation (hereinafter called the "Corporation"), does hereby certify as follows:

            FIRST: Article FOURTH of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

            FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is 265,000 shares, consisting of 200,000 shares of Series A Common Stock, par value $.01 per share, 10,000 shares of Series B Common stock, par value $.01 per share, and 55,000 shares of Preferred Stock, par value $1,000 per share, with such voting powers, designations, preferences, rights, qualifications, limitations, or restrictions as the Board of Directors shall specify. In accordance with this Section Fourth, the Board of Directors has designated such shares of Preferred Stock with the voting powers, preferences, rights, qualifications, limitations, and restrictions as set forth on Exhibit A and Exhibit B hereto.

            (a) Rights and Privileges of Common Stock

            As used herein, the term "Common Stock" shall include the Series A Common Stock and the Series B Common Stock. Except as otherwise provided herein, all shares of Series A Common Stock and Series B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

            1. VOTING RIGHTS.

            Except as otherwise required by law or as otherwise provided herein, on all matters submitted to the Corporation's stockholders, (a) the holders of Series A Common Stock will be entitled to one vote per share and (b) the holders of Series B Common Stock will have no right to vote.

            2. CONVERSION OF SERIES B COMMON STOCK.

            The Corporation shall be entitled, at any time or from time-to-time, to convert any or all of the shares of Series B Common stock into that number of shares of Series A Common Stock as may be determined by the Board of Directors from time-to-time. Each conversion of shares of Series B Common Stock into shares of Series A Common Stock will be effective upon resolution of the Board of Directors stating the number of shares of Series B Common Stock to be converted into Series A Common Stock. Such shares of Series B Common Stock shall be converted without any action on the part of the holder thereof.

            SECOND: The foregoing amendment was duly adopted in accordance with
Section 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed in its corporate name this 16th day of October, 1996.

                                    FREEDOM CHEMICAL COMPANY


                                    By:/s/ Fred P. Rullo
                                       -----------------
                                       Fred P. Rullo
                                       President

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FREEDOM CHEMICAL COMPANY

                     Pursuant to Sections 242 and 228 of the
                General Corporation Law of the State of Delaware

            FREEDOM CHEMICAL COMPANY (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), hereby certifies to the Secretary of State of the State of Delaware as follows:

            FIRST. That pursuant to a Certificate of Designation, Rights and Preferences (the "Certificate of Designation") included as Exhibit A to the Certificate of Correction filed on September 21, 1994 with the Secretary of State of the State of Delaware to correct the Corporation's Certificate of Amendment filed on April 30, 1992 (the "Effective Date") with the Secretary of State of the State of Delaware, the Corporation, as of the Effective Date, established a series of its authorized preferred stock, par value $1,000 per share, designated the "Series B Redeemable Preferred Stock."

            SECOND. That, pursuant to the Corporation's Amended and Restated Certificate of Incorporation filed on September 21, 1994 with the Secretary of State of the State of Delaware, the Corporation amended the provisions of the Certificate of Designation.

            THIRD. That, pursuant to the authority conferred upon the Board of Directors by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation adopted a resolution further amending the Certificate of Designation to extend the mandatory redemption date thereof as set forth in this Certificate of Amendment.

            FOURTH. That, as required by the Amended and Restated Certificate of Incorporation, the holders of at least 50% of all of the outstanding shares of Series B

Redeemable Preferred Stock have, by resolution adopted on October 2, 1996, approved the amendment contemplated hereby.

            FIFTH. To effect the foregoing, Section 3(a) of the Certificate of Designation shall be amended and restated in its entirety as follows:

            "(a) Mandatory Redemption. As a mandatory redemption for the retirement of the shares of Series B Preferred Stock, the Corporation shall redeem, out of Legally Available Funds (if such shares remain outstanding) on April 30, 2007, 100% of all shares Series B Preferred Stock then issued and outstanding, in each case at the redemption price of the Liquidation Preference of the then outstanding shares. Immediately prior to authorizing or making such redemption with respect to the Series B Preferred Stock, the Corporation, by resolution of its Board of Directors shall, to the extent of any Legally Available Funds, declare a dividend on the Series B Preferred Stock payable on the redemption date in an amount equal to any accrued and unpaid dividends (including Additional Dividends) on the Series B Preferred Stock as of such date and, if the Corporation does not have sufficient Legally Available Funds to declare and pay all dividends (including Additional Dividends) accrued at the time of such redemption, any remaining accrued and unpaid dividends (including Additional Dividends) shall be added to the redemption price. If the Corporation shall fail to discharge its obligation to redeem all of the outstanding shares of Series B Preferred Stock required to be redeemed pursuant to this Section 3(a) (the "Mandatory Redemption Obligation"), the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and so long as the Mandatory Redemption Obligation shall not fully be discharged, (i) dividends on the Series B Preferred Stock shall continue to accrue and be added to the dividend payable pursuant to the second preceding sentence and (ii) the Corporation shall not declare or pay any dividend or make any distribution on its securities not otherwise permitted by Section 2(e) of this Certificate."

            SIXTH. This Certificate of Amendment shall be effective upon its filing with the Secretary of State of the State of Delaware.

            IN WITNESS WHEREOF, Freedom Chemical Company has caused this Certificate of Amendment to be executed in its corporate name and on its behalf this 16th day of October, 1996.

                                    Freedom Chemical Company


                                    By:/s/ Fred P. Rullo
                                       -----------------
                                       Name: Fred P. Rullo
                                       Title:President

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FREEDOM CHEMICAL COMPANY

                     Pursuant to Sections 242 and 228 of the
                General Corporation Law of the State of Delaware

            FREEDOM CHEMICAL COMPANY (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), hereby certifies to the Secretary of State of the State of Delaware as follows:

            FIRST. That, pursuant to a Certificate of Designation, Rights and Preferences (the "Certificate of Designation") included as Exhibit B to the Corporation's Amended and Restated Certificate of Incorporation filed on September 21, 1994 with the Secretary of State of the State of Delaware, the Corporation established a series of its authorized preferred stock, par value $1,000 per share, designated the "Series C Redeemable Preferred Stock."

            SECOND. That, pursuant to the authority conferred upon the Board of Directors by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation adopted a resolution amending the provisions of the Certificate of Designation to extend the mandatory redemption date of the Series C Redeemable Preferred Stock to May 31, 2007 as set forth in this Certificate of Amendment.

            THIRD. That, as required by the Amended and Restated Certificate of Incorporation, the holders of at least 50% of all of the outstanding shares of Series C Redeemable Preferred Stock have, by resolution adopted on October 2, 1996, approved the amendment contemplated hereby.

            FOURTH. To effect the foregoing, Section 3(a) of the Certificate of Designation shall be amended and restated in its entirety as follows:

            "(a) Mandatory Redemption. As a mandatory redemption for the retirement of the shares of Series C Preferred Stock, the Corporation shall redeem, out of Legally Available Funds (if such shares remain outstanding) on May 31, 2007, 100% of all shares Series C Preferred Stock then issued and outstanding, in each case at the redemption price of the Liquidation Preference of the then outstanding shares. Immediately prior to authorizing or making such redemption with respect to the Series C Preferred Stock, the Corporation, by resolution of its Board of Directors shall, to the extent of any Legally Available Funds, declare a dividend on the Series C Preferred Stock payable on the redemption date in an amount equal to any accrued and unpaid dividends (including Additional Dividends) on the Series C Preferred Stock as of such date and, if the Corporation does not have sufficient Legally Available Funds to declare and pay all dividends (including Additional Dividends) accrued at the time of such redemption, any remaining accrued and unpaid dividends (including Additional Dividends) shall be added to the redemption price. If the Corporation shall fail to discharge its obligation to redeem all of the outstanding shares of Series C Preferred Stock required to be redeemed pursuant to this Section 3(a) (the "Mandatory Redemption Obligation"), the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and so long as the Mandatory Redemption Obligation shall not fully be discharged, (i) dividends on the Series C Preferred Stock shall continue to accrue and be added to the dividend payable pursuant to the second preceding sentence and (ii) the Corporation shall not declare or pay any dividend or make any distribution on its securities not otherwise permitted by Section 2(e) of this Certificate."

            FIFTH. This Certificate of Amendment shall be effective upon its filing with the Secretary of State of the State of Delaware.

            IN WITNESS WHEREOF, Freedom Chemical Company has caused this Certificate of Amendment to be executed in its corporate name and on its behalf this 16th day of October, 1996.

                                    Freedom Chemical Company


                                    By: /s/ Fred P. Rullo
                                        -----------------
                                        Name: Fred P. Rullo
                                        Title:President

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FREEDOM CHEMICAL COMPANY

      Pursuant to Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL"), Freedom Chemical Company, a corporation organized and existing under and by virtue of the DGCL (the "Corporation"), does hereby certify as follows:

1.    The Corporation was organized in the State of Delaware on April 14, 1992.

2. Such amendments and additions made by the following Amended and Restated Certificate of Incorporation have been duly authorized and approved in conformity with the DGCL.

3. The Corporation hereby further amends and restates the Certificate of Incorporation of the Corporation to read in its entirety as follows:

      FIRST: The name of the Corporation is Freedom Chemical Company (hereinafter the "Corporation").

      SECOND: The address of the registered office of the Corporation in the state of Delaware is Corporation Trust Center, 1209 Orange Street, the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

      THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

      FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is 150,000 shares, consisting of 85,000 shares of Series A Common Stock, par value $.01 per share, 10,000 shares of Series B Common Stock, par value $.01 per share, 55,000 shares of Preferred Stock, par value $1,000 per share, with such voting powers, designations, preferences, rights, qualifications, limitations, or restrictions as the Board of Directors shall specify. In accordance with this Section Fourth, the Board of Directors has designated such shares of

Preferred Stock with the voting powers, preferences, rights, qualifications, limitations, and restrictions as set forth on Exhibit A and Exhibit B hereto.

            (a) Rights and Privileges of Common Stock

            As used herein, the term "Common Stock" shall include the Series A Common Stock and the Series B Common Stock. Except as otherwise provided herein, all shares of Series A Common Stock and Series B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.


            1. VOTING RIGHTS.

            Except as otherwise required by law or as otherwise provided herein, on all matters submitted to the Corporation's stockholders, (a) the holders of Series A Common Stock will be entitled to one vote per share and (b) the holders of Series B Common Stock will have no right to vote.

            2. CONVERSION OF SERIES B COMMON STOCK.

            The Corporation shall be entitled, at any time or from time-to-time, to convert any or all of the shares of Series B Common Stock into that number of shares of Series A Common Stock as may be determined by the Board of Directors from time-to-time. Each conversion of shares of Series B Common Stock into shares of Series A Common Stock will be effective upon resolution of the Board of Directors stating the number of shares of Series B Common Stock to be converted into Series A Common Stock. Such shares of Series B Common Stock shall be converted without any action on the part of the holders thereof.

      FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter or repeal the by-laws of the Corporation.

      SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of the directors of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any appeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

      SEVENTH: Election of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

      EIGHTH: (a) Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of any undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, under procedures authorized from time to time by action of its board of directors, grant rights to indemnification and to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final deposition to employees and agents of the Corporation to the fullest extent authorized by the DGCL.

            (b) If a claim under paragraph (a) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of providing such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

            (c) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

      NINTH: The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

4. That the foregoing Amended and Restated Certificate of Incorporation was approved by the Board of Directors of the Corporation and was duly adopted by written consent of the stockholders of the Corporation in accordance with the applicable provisions of Sections 228, 242 and 245 of the DGCL.

5. Effective upon the filing of the foregoing Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (such time referred to as the "Effective Time"), a reclassification (the "Reclassification") of the Corporation's common stock, par value $100 per share (the "Common Stock" shall occur as follows: each issued and outstanding share of the Corporation's Common Stock shall be reclassified without any action on the part of the holder thereof into one (1) share of Series A Common Stock, par value $.01 per share (the "Series A Common Stock"). From and after the Effective Time, the holders of those outstanding certificates which immediately prior to the Effective Time represented shares of Common Stock ("Common Certificates") shall cease to have any rights with respect to such shares and shall be deemed to have all rights with respect to that number of shares of Series A Common Stock equal to the number of shares of Common Stock represented by such Common Certificate. Upon the surrender to the Corporation of all Certificates held by a holder of shares of Common Stock, together with such stock transfer powers and other documents reasonably requested by the Corporation, the holder of such Certificates shall receive therefor a certificate or certificates for a number of shares of Series A Common Stock equal to the number of shares of Common Stock represented by such Certificates. From and after the Effective Time, the Corporation shall be entitled to treat any unsurrendered Certificates as evidencing the ownership of the number of shares of Series A Common Stock into which the shares represented by such Certificates shall have been reclassified, notwithstanding the failure to surrender such Certificates. A holder of a Certificate shall be entitled to receive all dividends or distributions in respect of shares of Series A Common Stock into which the shares of Common Stock were reclassified at the Effective Time, notwithstanding the failure to surrender such Certificates in exchange for a certificate or certificates for a number of shares of Series A Common Stock as set forth above.

            IN WITNESS WHEREOF, Freedom Chemical Company has caused this Amended and Restated Certificate of Incorporation to be executed in its corporate name this 30th day of June, 1994.

                                    FREEDOM CHEMICAL COMPANY


                                    BY:   /s/ Fred P. Rullo
                                          -----------------
                                          Name:
                                          Title:  President

ATTEST:


BY:   Donald W. McPhail
      -----------------
      Name:
      Title:  Secretary

                                                                       EXHIBIT A

                             RIGHTS AND PREFERENCES

                                     OF THE

                       SERIES B REDEEMABLE PREFERRED STOCK

                                       OF

                            FREEDOM CHEMICAL COMPANY

                    ----------------------------------------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware
                 ----------------------------------------------

            FREEDOM CHEMICAL COMPANY (the "Corporation"), a company organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "GCL"), certifies as follows:

            FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance of 55,000 shares of Preferred Stock, par value $1,000 per share and, further, authorizes the Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any class or series of Preferred Stock into one or more classes or series, and without limiting the generality of the foregoing, to fix and determine the designation of each such class or series, the number of shares which shall constitute such class or series and certain relative rights and preferences of the shares of each class or series so established.

            SECOND: The Board of Directors of the Corporation pursuant to an action by written consent duly adopted in accordance with Section 141(f) of the GCL as of the 30th day of April, 1992 authorized the issuance of a series of the Corporation's Preferred Stock, par value $1,000 per share.

            THIRD: The Board of Directors of the Corporation pursuant to an action by written consent duly adopted in accordance with Section 141(f) of the GCL as of the 30th day of June, 1994, did duly adopt the following resolutions amending the terms and provisions of said Preferred Stock to be known as Series B Preferred Stock:

      RESOLVED, that the Board of Directors, pursuant to authority vested in it by the provisions of the Certificate of Incorporation of the Corporation, hereby amends and restates the issue of a series of the Corporation's Preferred Stock, par value $1,000 per share, and hereby fixes the designation, dividend rate, redemption provisions, voting powers, rights on liquidation or dissolution, and other preferences and relative participating, optional or other rights, and the qualifications, limitations or restrictions thereof (in addition to those set forth in said Certificate of Incorporation) as follows:

                  1. Designation. The Preferred Stock of the Corporation created and authorized hereby shall be designated as "Redeemable Preferred Stock, Series B" (hereinafter called the "Series B Preferred Stock"), which will consist of 40,000 shares of such Series B Preferred Stock.

                  2. Dividends.

                        (a) Each holder of record of a share of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available therefor pursuant to the General Corporation Law of the State of Delaware (the "Legally Available Funds"), cumulative dividends during each Quarterly Dividend Period (as hereinafter defined) that such share of Series B Preferred Stock is outstanding determined by multiplying the Dividend Rate (hereinafter defined) times the Liquidation Preference (hereinafter defined) of such Series B Preferred Stock, times a fraction the numerator of which is the number of days in such Quarterly Dividend Period and the denominator of which is 360. The "Dividend Rate" shall be eleven and seven eighths percent (117/8%). Such dividends shall be payable quarterly on April 30, July 31, October 31 and January 31, in each year (each, a "Dividend Payment Date"), commencing July 31, 1992. Such dividends shall be fully cumulative and shall accrue on a quarterly basis (whether or not declared) from the first day of each Quarterly Dividend Period as to which such dividend may be payable as herein provided, and be payable on the Dividend Payment Date first succeeding the end of such Quarterly

Dividend Period, except that with respect to the first quarterly dividend, such dividend shall accrue from the date of issue of the Series B Preferred Stock.

                        (b) For any Quarterly Dividend Period in which dividends are not paid in cash on the Dividend Payment Date first succeeding the end of such Quarterly Dividend Period, such accrued dividends shall be added (solely for the purpose of calculating dividends payable on the Series B Preferred Stock) to the Liquidation Preference (as hereinafter defined) of the Series B Preferred Stock effective at the beginning of the Quarterly Dividend Period succeeding the Quarterly Dividend Period as to which such dividends were not paid and shall thereafter accrue additional dividends in respect thereof ("Additional Dividends") at the Dividend Rate until such unpaid dividends have been paid in full.

                        (c) Each such dividend shall be paid to the holders of record of shares of Series B Preferred Stock as they appear on the stock register of the Corporation on such record date as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof, which date shall be not more than 30 days nor less than 10 days preceding the Dividend

Payment Date relating thereto. The Board of Directors of the Corporation may, in its sole discretion, elect to make payments of dividends in additional shares of Series B Preferred Stock. The number of shares of Series B Preferred Stock payable as such dividends shall be calculated by dividing the aggregate dollar amount which would be payable as a dividend in cash by the Liquidation Preference of the then outstanding Series B Preferred Stock. In order that no fractional shares of Series B Preferred Stock need be issued, whenever the Corporation shall declare and pay a dividend payable in additional shares of Series B Preferred Stock, the Corporation shall declare and pay in cash, out of Legally Available Funds, to each holder any portion of such dividend payable to such holder which is not evenly divisible by the Liquidation Preference of the then outstanding Series B Preferred Stock. A dividend paid in additional shares of Series B Preferred Stock shall be deemed satisfied in full if the sum of the aggregate Liquidation Preference of such additional shares of Series B Preferred Stock and any cash so paid is equal to the amount of the dividend which was payable on such Dividend Payment Date.

                        (d) If dividends (including Additional Dividends) are not paid in full or declared in full and sums are not set apart for the payment thereof upon the Series B Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Series B Preferred Stock, all dividends declared upon shares of Series B Preferred Stock and any other preferred stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on the Series B Preferred Stock and such other preferred stock shall bear to each other the same ratio that accumulated dividends per share, including Additional Dividends or accrued dividends, as the case may be, on the shares of Series B Preferred Stock and such other preferred stock shall bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends (including Additional Dividends) on the Series B Preferred Stock have been paid or declared in full or set aside for payment thereof, no dividends shall be declared or paid or set aside for payment, or other distribution made, upon the Common Stock of the Corporation or any other capital stock of the Corporation ranking junior to or on a parity with the Series B Preferred Stock as to dividends or liquidation rights.

                        (e) The following terms shall have the meanings set forth below:

                        "Business Day" means, with respect to the Series B Preferred Stock, any day other than a Saturday, a Sunday or any day on which the New York Stock Exchange is closed.

                        "Quarterly Dividend Period" means the period from January 1 through the next March 31, from April 1 through the next June 30, from July 7 through the next September 30 or from October 1 through the next December 31, provided that the first Quarterly Dividend Period shall mean the period commencing May 4, 1992 and ending on June 30, 1992.

                  3. Redemption.


                        (a) Mandatory Redemption. As a mandatory redemption for the retirement of the shares of Series B Preferred Stock, the Corporation shall redeem, out of Legally Available Funds (if such shares remain outstanding) on April 30, 2002, 100% of all shares Series B Preferred Stock then issued and outstanding, in each case at the redemption price of the Liquidation Preference of the then outstanding shares. Immediately prior to authorizing or making such redemption with respect to the Series B Preferred Stock, the Corporation, by resolution of its Board of Directors shall, to the extent of any Legally Available Funds, declare a dividend on the Series B Preferred Stock payable on the redemption date in an amount equal to any accrued and unpaid dividends (including Additional Dividends) on the Series B Preferred Stock as of such date and, if the Corporation does not have sufficient Legally Available Funds to declare and pay all dividends (including Additional Dividends) accrued at the time of such redemption, any remaining accrued and unpaid dividends (including Additional Dividends) shall be added to the redemption price. If the Corporation shall fail to discharge its obligation to redeem all of the outstanding shares of Series B Preferred Stock required to be redeemed pursuant to this Section 3(a) (the "Mandatory Redemption Obligation"), the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and so long as the Mandatory Redemption Obligation shall not fully be discharged, (i) dividends on the Series B Preferred Stock shall continue to accrue and be added to the dividend payable pursuant to the second preceding sentence and (ii) the Corporation shall not declare or pay any dividend or make any distribution on its securities not otherwise permitted by Section 2(e) of this Certificate.

                        (b) Optional Redemption. The Series B Preferred Stock shall be redeemable, in whole or in part, out of Legally Available Funds, at the option of the Corporation, at any time upon giving notice as provided in paragraph (c) below, at the redemption price of one hundred percent (100%) of the Liquidation Preference of the outstanding Series B Preferred Stock. Immediately prior to authorizing or making any such redemption with respect to the Series B Preferred Stock, and as a condition precedent to the Corporation so redeeming at its option, in whole or in part, shares of the Series B Preferred Stock, the Corporation, by resolution of its Board of Directors shall, to the extent of any Legally Available Funds, declare a dividend on the Series B Preferred Stock payable on the redemption date in an amount equal to any accrued and unpaid dividends (including Additional Dividends) on the Series B Preferred Stock as of such date and if the Corporation does not have sufficient Legally Available Funds to declare and pay all dividends (including Additional Dividends) accrued at the time of such redemption, any remaining accrued and unpaid dividends (including Additional Dividends) shall be added to the redemption price.


                        (c) Notice of Redemption. At least 30 days but not more than 60 days prior to the date fixed for the redemption of shares of the Series B Preferred Stock pursuant to paragraph (a) or (b) above, written notice of such redemption shall be mailed to each holder of record of shares of Series B Preferred Stock to be redeemed in a postage prepaid envelope addressed to such holder at his post office address as shown on the records of the Corporation; provided, however, that no failure to mail such notice nor any defect therein shall affect the validity of the proceeding for the redemption of the shares of Series B Preferred Stock to be redeemed. Each such notice shall state: (i) the redemption date; (ii) the number of shares of Series B Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder or the method of calculating such number; (iii) the cash redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption prices; and (v) that dividends on the shares to be redeemed shall cease to accrue on such redemption date thereof. On or after the redemption date each holder of shares of Series B Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In case less than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the redemption date (unless default shall be made by the Corporation in payment of the redemption price) all dividends on the shares of Series B Preferred Stock designated for redemption in such notice shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price thereof (including all accrued and unpaid dividends up to the redemption date), without interest, upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be trans-ferred (except with the consent of the Corporation) on the books of the Corporation and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                        (d) Reissuances. Shares of Series B Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of preferred stock undesignated as to series and may be redesignated and reissued as part of any series of the preferred stock; provided, however, that no such issued and reacquired shares of Series B Preferred Stock shall be reissued or sold as Series B Preferred Stock.

                        (e) Selection of Shares to be Redeemed. If less than all of the shares of Series B Preferred Stock are to be redeemed, the Board of Directors of the Corporation shall allocate the aggregate Liquidation Preference of shares to be redeemed pro rata (or as nearly pro rata as practicable) or by lot at the direction of the Board of Directors of the Corporation. Regardless of the method used, the calculation of the number of shares to be redeemed shall be based upon whole shares, such that the Corporation shall in no event be required to issue fractional shares of Series B Preferred Stock or cash in lieu thereof.

                  4. Voting Rights.

                        (a) The holders of the Series B Preferred Stock shall not, except as required by law or as otherwise set forth herein, have any right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of the Corporation's stockholders. On any matters on which the holders of the Series B Preferred Stock shall be so entitled to vote, they shall be entitled to one vote for each share held.

                        (b) In case at any time (i) the equivalent of six or more full quarterly dividends (whether consecutive or not) on the Series B Preferred Stock shall not have been paid in cash (whether or not such dividends have been paid in the form of Series B Preferred Stock) or (ii) the Corporation shall have failed to make the mandatory redemption of shares of Series B Preferred Stock as set forth in Section 3(a) of this Certificate, then during the period (hereinafter, with respect to the Series B Preferred Stock, the "Voting Period") commencing with such time and ending with the time when (x) all arrears in dividends on the Series B Preferred Stock shall have been declared and paid in cash in full or, if dividends have been paid by issuance of additional shares of Series B Preferred Stock, in addition to paying any arrears in dividends in cash, the Corporation shall have redeemed a sufficient number of shares of Series B Preferred Stock such that the then outstanding number of shares of Series B Preferred Stock does not exceed the number of shares of Series B Preferred Stock initially issued, or (y) the Corporation shall have redeemed all shares of the Series B Preferred Stock as set forth in Section 3, as the case may be, at any meeting of the stockholders of the Corporation held for the election of directors during the Voting Period, the holders of a majority of the outstanding shares of Series B Preferred Stock represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other classes or series of stock of the Corporation, to elect one of the directors of the Corporation. During any Voting Period, the Board of Directors of the Corporation shall, without further action, be increased to include such additional director, and the remaining directors shall be elected by the other class or classes of stock entitled to vote therefor, at each meeting of stockholders held for the purpose of electing directors.

                        (c) At any time when the voting rights set forth in
Section 4(b) with respect to the election of directors shall have vested in the holders of Series B Preferred Stock and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of holders of record of 25% of Series B Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of Series B Preferred Stock for the purpose of electing a director as provided in Section 4(b). Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 25% of the shares of Series B Preferred Stock then outstanding may designate in writing a holder of Series B Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided in this Section 4(c). Any holder of Series B Preferred Stock which would be entitled to vote at such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of the stockholders to be called pursuant to the provisions of this Section 4(c). Notwithstanding the other provisions of this Section 4(c), however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

                        (d) At any meeting held for the purpose of electing directors at which the holders of Series B Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of at least one-third of the then outstanding shares of Series B Preferred Stock shall be required and be sufficient to constitute a quorum of such class for the election of directors by such class. At any such meeting or adjournment thereof (i) the absence of a quorum of the holders of Series B Preferred Stock shall not prevent the election of directors other than the one to be elected by the holders of stock of such class, and the absence of a quorum or quorums of the holders of capital stock entitled to elect other directors shall not prevent the election of the director to be elected by the holders of Series B Preferred Stock and (ii) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time without notice (except as required by law) other than announcement at the meeting, until a quorum shall be present.

                        (e) Any director who shall have been elected by holders of Series B Preferred Stock may be removed at any time during a Voting Period, either for or without cause, by and only by the affirmative vote of the holders of record of a majority of the outstanding shares of Series B Preferred Stock given at a special meeting of such stockholders called for such purpose, and any vacancy thereby created may be filled during such Voting Period by the holders of Series B Preferred Stock present in person or represented by proxy at such meeting. Any director elected by holders of Series B Preferred Stock who dies, resigns or otherwise ceases to be a director shall be replaced in any manner in which such director could have been elected in accordance with this Section 4. At the end of the Voting Period, the holders of Series B Preferred Stock shall be automatically divested of all voting power vested in them under this subsection
(e) but subject always to the subsequent vesting hereunder of voting power in the holders of Series B Preferred Stock in the event of (i) any similar cumulated arrearage in payment of quarterly dividends occurring thereafter or
(ii) the failure of the Corporation to make the mandatory redemption provided for in Section 3(a). The term of any director elected pursuant to the provisions of this paragraph (e) shall in all events expire at the end of the Voting Period and upon such expiration the number of directors constituting the Board of Directors shall, without further action, be reduced by one, subject always to the increase by one of the number of directors pursuant to Section 4(b) hereof in case of the future right of the holders of Series B Preferred Stock to elect a director as provided herein.

                  5. Priority of Series B Preferred Stock in Event of Liquidation or Dissolution. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive, out of the remaining net assets of the Corporation, the amount of one thousand dollars ($1000.00) in cash for each share of Series B Preferred Stock (the "Liquidation Preference"), plus an amount equal to all dividends (including Additional Dividends) accrued and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to the holders of the Common Stock of the Corporation or any other stock ranking (as to any such distribution) junior to the Series B Preferred Stock. In the event of any involuntary or voluntary liquidation, dissolution or winding up of the affairs of the Corporation, the Corporation by resolution of its Board of Directors shall, to the extent of any Legally Available Funds, declare a dividend on the Series B Preferred Stock payable before any distribution is made to any holder of any series of preferred stock or common stock or any other stock of the Corporation ranking junior to the Series B Preferred Stock as to liquidation, dissolution or winding up, in an amount equal to any accrued and unpaid dividends (including Additional Dividends) on the Series B Preferred Stock as of such date if the Corporation does not have sufficient Legally Available Funds to declare and pay all dividends (including Additional Dividends) accrued at the time of such liquidation, any remaining accrued and unpaid dividends (including Additional Dividends) shall be added to the payment to be received by the holders of the

Series B Preferred Stock for such Series B Preferred Stock in such liquidation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets distributable among the holders of any series of preferred stock ranking (as to any such distribution) on a parity with the Series B Preferred Stock shall be insufficient to permit the payment in full to the holders of all such series of preferred stock of all preferential amounts payable to all such holders, then the entire assets of the Corporation thus distributable shall be distributed ratably among, the holders of the Series B Preferred Stock and all series of the preferred stock ranking (as to any such distribution) on a parity with the Series B Preferred Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. Except as otherwise provided in this Section 5, holders of Series B Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

                        For the purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation, nor the consolidation or merger of the Corporation with one or more other corporations, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

                  6. Limitations.

                        (a) So long as any shares of the Series B Preferred Stock are outstanding and unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 50% of all of the outstanding shares of Series B Preferred Stock (given in person or by proxy, at a special meeting of stockholders called for such purpose or at any annual meeting of stockholders, with the holders of Series B Preferred Stock voting as a class and with each share of Series B Preferred Stock having one vote) shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of this Certificate of Designation or of any amendment thereto, or of any resolution or resolutions providing for the issue of any stock, that would have an adverse effect on the designations, rights, preferences or privileges of shares of Series B Preferred Stock. Such vote or consent are expressly understood not to be required with respect to the creation of any class or series of capital stock as to which no vote or consent is required under Section 6(b) below.

                        (b) So long as any shares of the Series B Preferred Stock are outstanding and unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 50% of all of the outstanding shares of Series B Preferred Stock (given in person or by proxy, by a vote at a special meeting of holders of Series B Preferred Stock called for such purpose or at any annual or special meeting of stockholders, with the holders of Series B Preferred Stock voting as a class and with each share of Series B Preferred Stock having one vote) shall be required prior to the creation of any class or series of capital stock ranking prior to the Series B Preferred Stock with respect to rights to receive dividends, mandatory redemption payments and distributions upon liquidation or winding up of the Corporation.

                        (c) Nothing herein contained shall be construed so as to require a class vote or the consent of the holders of the outstanding shares of Series B Preferred Stock (i) in connection with any increase in the total number of authorized or issued shares of Common Stock, or (ii) in connection with the authorization or increase or issuance of any class or series of capital stock ranking junior to or on a parity with the Series B Preferred Stock as to dividends, mandatory redemption payments and distributions upon liquidation, dissolution or winding up of the Corporation; provided, however, that the Corporation shall not issue more shares of Series B Preferred Stock other than as dividends in lieu of cash dividends. Nothing herein contained shall in any way limit the right and power of the Corporation to issue any bonds, notes, mortgages, debentures, and other obligations, or to incur indebtedness to banks and to other lenders.

                  7. Ranking of Series B Preferred Stock. With regard to rights to receive dividends, mandatory redemption payments and distributions upon liquidation, dissolution or winding up of the Corporation, the Series B Preferred Stock shall rank (i) on parity with any other series of preferred stock established by the Board of Directors, in the terms of which specifically provided that such series shall rank on parity with the Series B Preferred Stock with respect to rights to receive dividends, mandatory redemption payments and distributions upon liquidation or winding up of the Corporation and (ii) except as permitted in accordance with Section 6(b), prior to any other equity securities of the Corporation, including all classes of the Common Stock, par value $.01 per share, of the Corporation. The Series B Preferred Stock shall rank on parity with the Redeemable Preferred Stock, Series C of the Corporation with respect to rights to receive dividends, mandatory redemption payments and distributions upon liquidation or winding up of the Corporation.

      RESOLVED, that the appropriate officers of the Corporation are hereby authorized to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, all in accordance with the requirements of Section 151 of the Delaware General Corporation Law.

                                                                       EXHIBIT B

                             RIGHTS AND PREFERENCES

                                     OF THE

                       SERIES C REDEEMABLE PREFERRED STOCK

                                       OF

                            FREEDOM CHEMICAL COMPANY

                    ----------------------------------------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware
                 ----------------------------------------------

            FREEDOM CHEMICAL COMPANY (the "Corporation"), a company organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "GCL"), certifies as follows:

            FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance of 55,000 shares of Preferred Stock, par value $1,000 per share and, further, authorizes the Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of Preferred Stock not then allocated to any class or series of Preferred Stock into one or more classes or series, and without limiting the generality of the foregoing, to fix and determine the designation of each such class or series, the number of shares which shall constitute such class or series and certain relative rights and preferences of the shares of each class or series so established.

            SECOND: The Board of Directors of the Corporation pursuant to an action by written consent duly adopted in accordance with Section 141(f) of the GCL as of the 30th day of June, 1994, did duly adopt the following resolutions authorizing the issuance of a series of the Corporation's Preferred Stock, par value $1,000 per share, and setting forth the terms and provisions of said Preferred Stock to be known as Series C Preferred Stock:

      RESOLVED, that the Board of Directors, pursuant to authority vested in it by the provisions of the Certificate of Incorporation of the Corporation, hereby authorizes the creation of a series of the Corporation's Preferred Stock, par value $1,000 per share, and hereby fixes the designation, dividend rate, redemption provisions, voting powers, rights on liquidation or dissolution, and other preferences and relative participating, optional or other rights, and the qualifications, limitations or restrictions thereof (in addition to those set forth in said Certificate of Incorporation) as follows:


                  1. Designation. The Preferred Stock of the Corporation created and authorized hereby shall be designated as "Redeemable Preferred Stock, Series C" (hereinafter called the "Series C Preferred Stock"), which will consist of 15,000 shares of such Series C Preferred Stock.

                  2. Dividends.

                        (a) Each holder of record of a share of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available therefor pursuant to the General Corporation Law of the State of Delaware (the "Legally Available Funds"), cumulative dividends during each Quarterly Dividend Period (as hereinafter defined) that such share of Series C Preferred Stock is outstanding determined by multiplying the Dividend Rate (hereinafter defined) times the Liquidation Preference (hereinafter defined) of such Series C Preferred Stock, times a fraction the numerator of which is the number of days in such Quarterly Dividend Period and the denominator of which is 360. The "Dividend Rate" shall be eleven and seven eighths percent (117/8%). Such dividends shall be payable quarterly on April 30, July 31, October 31 and January 31, in each year (each, a "Dividend Payment Date"), commencing July 31, 1994. Such dividends shall be fully cumulative and shall accrue on a quarterly basis (whether or not declared) from the first day of each Quarterly Dividend Period as to which such dividend may be payable as herein provided, and be payable on the Dividend Payment Date first succeeding the end of such Quarterly Dividend Period, except that with respect to the first quarterly dividend, such dividend shall accrue from the date of issue of the Series C Preferred Stock.

                        (b) For any Quarterly Dividend Period in which dividends are not paid in cash on the Dividend Payment Date first succeeding the end of such Quarterly Dividend Period, such accrued dividends shall be added (solely for the purpose of calculating dividends payable on the Series C Preferred Stock) to the Liquidation Preference (as hereinafter defined) of the Series C Preferred Stock effective at the beginning of the Quarterly Dividend Period succeeding the Quarterly Dividend Period as to which such dividends were not paid and shall thereafter accrue additional dividends in respect thereof ("Additional Dividends") at the Dividend Rate until such unpaid dividends have been paid in full.

                        (c) Each such dividend shall be paid to the holders of record of shares of Series C Preferred Stock as they appear on the stock register of the Corporation on such record date as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof, which date shall be not more than 30 days nor less than 10 days preceding the Dividend Payment Date relating thereto. The Board of Directors of the Corporation may, in its sole discretion, elect to make payments of dividends in additional shares of Series C Preferred Stock. The number of shares of Series C Preferred Stock payable as such dividends shall be calculated by dividing the aggregate dollar amount which would be payable as a dividend in cash by the Liquidation Preference of the then outstanding Series C Preferred Stock. In order that no fractional shares of Series C Preferred Stock need be issued, whenever the Corporation shall declare and pay a dividend payable in additional shares of Series C Preferred Stock, the Corporation shall declare and pay in cash, out of Legally Available Funds, to each holder any portion of such dividend payable to such holder which is not evenly divisible by the Liquidation Preference of the then outstanding Series C Preferred Stock. A dividend paid in additional shares of Series C Preferred Stock shall be deemed satisfied in full if the sum of the aggregate Liquidation Preference of such additional shares of Series C Preferred Stock and any cash so paid is equal to the amount of the dividend which was payable on such Dividend Payment Date.

                        (d) If dividends (including Additional Dividends) are not paid in full or declared in full and sums are not set apart for the payment thereof upon the Series C Preferred Stock and any other preferred stock ranking on a parity as to dividends with the Series C Preferred Stock, all dividends declared upon shares of Series C Preferred Stock and any other preferred stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on the Series C Preferred Stock and such other preferred stock shall bear to each other the same ratio that accumulated dividends per share, including Additional Dividends or accrued dividends, as the case may be, on the shares of Series C Preferred Stock and such other preferred stock shall bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends (including Additional Dividends) on the Series C Preferred Stock have been paid or declared in full or set aside for payment thereof, no dividends shall be declared or paid or set aside for payment, or other distribution made, upon the Common Stock of the Corporation or any other capital stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to dividends or liquidation rights.

                        (e) The following terms shall have the meanings set forth below:

                        "Business Day" means, with respect to the Series C Preferred Stock, any day other than a Saturday, a Sunday or any day on which the New York Stock Exchange is closed.

                        "Quarterly Dividend Period" means the period from January 1 through the next March 31, from April 1 through the next June 30, from July 1 through the next September 30 or from October 1 through the next December 31.

                  3. Redemption.

                        (a) Mandatory Redemption. As a mandatory redemption for the retirement of the shares of Series C Preferred Stock, the Corporation shall redeem, out of Legally Available Funds (if such shares remain outstanding) on May 31, 2004, 100% of all shares Series C Preferred Stock then issued and outstanding, in each case at the redemption price of the Liquidation Preference of the then outstanding shares. Immediately prior to authorizing or making such redemption with respect to the Series C Preferred Stock, the Corporation, by resolution of its Board of Directors shall, to the extent of any Legally Available Funds, declare a dividend on the Series C Preferred Stock payable on the redemption date in an amount equal to any accrued and unpaid dividends (including Additional Dividends) on the Series C Preferred Stock as of such date and, if the Corporation does not have sufficient Legally Available Funds to declare and pay all dividends (including Additional Dividends) accrued at the time of such redemption, any remaining accrued and unpaid dividends (including Additional Dividends) shall be added to the redemption price. If the Corporation shall fail to discharge its obligation to redeem all of the outstanding shares of Series C Preferred Stock required to be redeemed pursuant to this Section 3(a) (the "Mandatory Redemption Obligation"), the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and so long as the Mandatory Redemption Obligation shall not fully be discharged, (i) dividends on the Series C Preferred Stock shall continue to accrue and be added to the dividend payable pursuant to the second preceding sentence and (ii) the Corporation shall not declare or pay any dividend or make any distribution on its securities not otherwise permitted by Section 2(e) of this Certificate.

                        (b) Optional Redemption. The Series C Preferred Stock shall be redeemable, in whole or in part, out of Legally Available Funds, at the option of the Corporation, at any time upon giving notice as provided in paragraph (c) below, at the redemption price of one hundred percent (100%) of the Liquidation Preference of the outstanding Series C Preferred Stock. Immediately prior to authorizing or making any such redemption with respect to the Series C Preferred Stock, and as a condition precedent to the Corporation so redeeming at its option, in whole or in part, shares of the Series C Preferred Stock, the Corporation, by resolution of its Board of Directors shall, to the extent of any Legally Available Funds, declare a dividend on the Series C Preferred Stock payable on the redemption date in an amount equal to any accrued and unpaid dividends (including Additional Dividends) on the Series C Preferred Stock as of such date and if the Corporation does not have sufficient Legally Available Funds to declare and pay all dividends (including Additional Dividends) accrued at the time of such redemption, any remaining accrued and unpaid dividends (including Additional Dividends) shall be added to the redemption price.

                        (c) Notice of Redemption. At least 30 days but not more than 60 days prior to the date fixed for the redemption of shares of the Series C Preferred Stock pursuant to paragraph
(a) or (b) above, written notice of such redemption shall be mailed to each holder of record of shares of Series C Preferred Stock to be redeemed in a postage prepaid envelope addressed to such holder at his post office address as shown on the records of the Corporation; provided, however, that no failure to mail such notice nor any defect therein shall affect the validity of the proceeding for the redemption of the shares of Series C Preferred Stock to be redeemed. Each such notice shall state: (i) the redemption date; (ii) the number of shares of Series C Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder or the method of calculating such number;
(iii) the cash redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption prices; and (v) that dividends on the shares to be redeemed shall cease to accrue on such redemption date thereof. On or after the redemption date each holder of shares of Series C Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In case less than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the redemption date (unless default shall be made by the Corporation in payment of the redemption price) all dividends on the shares of Series C Preferred Stock designated for redemption in such notice shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price thereof (including all accrued and unpaid dividends up to the redemption date), without interest, upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                        (d) Reissuances. Shares of Series C Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of preferred stock undesignated as to series and may be redesignated and reissued as part of any series of the preferred stock; provided, however, that no such issued and reacquired shares of Series C Preferred Stock shall be reissued or sold as Series C Preferred Stock.

                        (e) Selection of Shares to be Redeemed. If less than all of the shares of Series C Preferred Stock are to be redeemed, the Board of Directors of the Corporation shall allocate the aggregate Liquidation Preference of shares to be redeemed pro rata (or as nearly pro rata as practicable) or by lot at the direction of the Board of Directors of the Corporation. Regardless of the method used, the calculation of the number of shares to be redeemed shall be based upon whole shares, such that the Corporation shall in no event be required to issue fractional shares of Series C Preferred Stock or cash in lieu thereof.


                  4. Voting Rights.

                        (a) The holders of the Series C Preferred Stock shall not, except as required by law or as otherwise set forth herein, have any right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of the Corporation's stockholders. On any matters on which the holders of the Series C Preferred Stock shall be so entitled to vote, they shall be entitled to one vote for each share held.

                        (b) In case at any time (i) the equivalent of six or more full quarterly dividends (whether consecutive or not) on the Series C Preferred Stock shall not have been paid in cash (whether or not such dividends have been paid in the form of Series C Preferred Stock) or (ii) the Corporation shall have failed to make the mandatory redemption of shares of Series C Preferred Stock as set forth in Section 3(a) of this Certificate, then during the period (hereinafter, with respect to the Series C Preferred Stock, the "Voting Period") commencing with such time and ending with the time when (x) all arrears in dividends on the Series C Preferred Stock shall have been declared and paid in cash in full or, if dividends have been paid by issuance of additional shares of Series C Preferred Stock, in addition to paying any arrears in dividends in cash, the Corporation shall have redeemed a sufficient number of shares of Series C Preferred Stock such that the then outstanding number of shares of Series C Preferred Stock does not exceed the number of shares of Series C Preferred Stock initially issued, or (y) the Corporation shall have redeemed all shares of the Series C Preferred Stock as set forth in Section 3, as the case may be, at any meeting of the stockholders of the Corporation held for the election of directors during the Voting Period, the holders of a majority of the outstanding shares of Series C Preferred Stock represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other classes or series of stock of the Corporation, to elect one of the directors of the Corporation. During any Voting Period, the Board of Directors of the Corporation shall, without further action, be increased to include such additional director, and the remaining directors shall be elected by the other class or classes of stock entitled to vote therefor, at each meeting of stockholders held for the purpose of electing directors.

                        (c) At any time when the voting rights set forth in
Section 4(b) with respect to the election of directors shall have vested in the holders of Series C Preferred Stock and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of holders of record of 25% of Series C Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of Series C Preferred Stock for the purpose of electing a director as provided in Section 4(b). Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Secretary of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 25% of the shares of Series C Preferred Stock then outstanding may designate in writing a holder of Series C Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided in this Section 4(c). Any holder of Series C Preferred Stock which would be entitled to vote at such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of the stockholders to be called pursuant to the provisions of this
Section 4(c). Notwithstanding the other provisions of this Section 4(c), however, no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

                        (d) At any meeting held for the purpose of electing directors at which the holders of Series C Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of at least one-third of the then outstanding shares of Series C Preferred Stock shall be required and be sufficient to constitute a quorum of such class for the election of directors by such class. At any such meeting or adjournment thereof (i) the absence of a quorum of the holders of Series C Preferred Stock shall not prevent the election of directors other than the one to be elected by the holders of stock of such class, and the absence of a quorum or quorums of the holders of capital stock entitled to elect other directors shall not prevent the election of the director to be elected by the holders of Series C Preferred Stock and (ii) in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time without notice (except as required by law) other than announcement at the meeting, until a quorum shall be present.

                        (e) Any director who shall have been elected by holders of Series C Preferred Stock may be removed at any time during a Voting Period, either for or without cause, by and only by the affirmative vote of the holders of record of a majority of the outstanding shares of Series C Preferred Stock given at a special meeting of such stockholders called for such purpose, and any vacancy thereby created may be filled during such Voting Period by the holders of Series C Preferred Stock present in person or represented by proxy at such meeting. Any director elected by holders of Series C Preferred Stock who dies, resigns or otherwise ceases to be a director shall be replaced in any manner in which such director could have been elected in accordance with this Section 4. At the end of the Voting Period, the holders of Series C Preferred Stock shall be automatically divested of all voting power vested in them under this subsection (e) but subject always to the subsequent vesting hereunder of voting power in the holders of Series C Preferred Stock in the event of (i) any similar cumulated arrearage in payment of quarterly dividends occurring thereafter or (ii) the failure of the Corporation to make the mandatory redemption provided for in Section 3(a). The term of any director elected pursuant to the provisions of this paragraph (e) shall in all events expire at the end of the Voting Period and upon such expiration the number of directors constituting the Board of Directors shall, without further action, be reduced by one, subject always to the increase by one of the number of directors pursuant to Section 4(b) hereof in case of the future right of the holders of Series C Preferred Stock to elect a director as provided herein.

                  5. Priority of Series C Preferred Stock in Event of Liquidation or Dissolution. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series C Preferred Stock shall be entitled to receive, out of the remaining net assets of the Corporation, the amount of one thousand fifty four dollars ($1054.00) in cash for each share of Series C Preferred Stock (the "Liquidation Preference"), plus an amount equal to all dividends (including Additional Dividends) accrued and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to the holders of the Common Stock of the Corporation or any other stock ranking (as to any such distribution) junior to the Series C Preferred Stock. In the event of any involuntary or voluntary liquidation, dissolution or winding up of the affairs of the Corporation, the Corporation by resolution of its Board of Directors shall, to the extent of any Legally Available Funds, declare a dividend on the Series C Preferred Stock payable before any distribution is made to any holder of any series of preferred stock or common stock or any other stock of the Corporation ranking junior to the Series C Preferred Stock as to liquidation, dissolution or winding up, in an amount equal to any accrued and unpaid dividends (including Additional Dividends) on the Series C Preferred Stock as of such date if the Corporation does not have sufficient Legally Available Funds to declare and pay all dividends (including Additional Dividends) accrued at the time of such liquidation, any remaining accrued and unpaid dividends (including Additional Dividends) shall be added to the payment to be received by the holders of the Series C Preferred Stock for such Series C Preferred Stock in such liquidation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets distributable among the holders of any series of preferred stock ranking (as to any such distribution) on a parity with the Series C Preferred Stock shall be insufficient to permit the payment in full to the holders of all such series of preferred stock of all preferential amounts payable to all such holders, then the entire assets of the Corporation thus distributable shall be distributed ratably among, the holders of the Series C Preferred Stock and all series of the preferred stock ranking (as to any such distribution) on a parity with the Series C Preferred Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full. Except as otherwise provided in this Section 5, holders of Series C Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

                        For the purposes of this Section 5, neither the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation, nor the consolidation or merger of the Corporation with one or more other corporations, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

                  6. Limitations.

                        (a) So long as any shares of the Series C Preferred Stock are outstanding and unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 50% of all of the outstanding shares of Series C Preferred Stock (given in person or by proxy, at a special meeting of stockholders called for such purpose or at any annual meeting of stockholders, with the holders of Series C Preferred Stock voting as a class and with each share of

Series C Preferred Stock having one vote) shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of this Certificate of Designation or of any amendment thereto, or of any resolution or resolutions providing for the issue of any stock, that would have an adverse effect on the designations, rights, preferences or privileges of shares of Series C Preferred Stock. Such vote or consent are expressly understood not to be required with respect to the creation of any class or series of capital stock as to which no vote or consent is required under Section 6(b) below.

                        (b) So long as any shares of the Series C Preferred Stock are outstanding and unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 50% of all of the outstanding shares of Series C Preferred Stock (given in person or by proxy, by a vote at a special meeting of holders of Series C Preferred Stock called for such purpose or at any annual or special meeting of stockholders, with the holders of Series C Preferred Stock voting as a class and with each share of Series C Preferred Stock having one vote) shall be required prior to the creation of any class or series of capital stock ranking prior to the Series C Preferred Stock with respect to rights to receive dividends, mandatory redemption payments and distributions upon liquidation or winding up of the Corporation.


                        (c) Nothing herein contained shall be construed so as to require a class vote or the consent of the holders of the outstanding shares of Series C Preferred Stock (i) in connection with any increase in the total number of authorized or issued shares of Common Stock, or (ii) in connection with the authorization or increase or issuance of any class or series of capital stock ranking junior to or on a parity with the Series C Preferred Stock as to dividends, mandatory redemption payments and distributions upon liquidation, dissolution or winding up of the Corporation; provided, however, that the Corporation shall not issue more shares of Series C Preferred Stock other than as dividends in lieu of cash dividends. Nothing herein contained shall in any way limit the right and power of the Corporation to issue any bonds, notes, mortgages, debentures, and other obligations, or to incur indebtedness to banks and to other lenders.

                  7. Ranking of Series C Preferred Stock. With regard to rights to receive dividends, mandatory redemption payments and distributions upon liquidation, dissolution or winding up of the Corporation, the Series C Preferred Stock shall rank (i) on parity with any other series of preferred stock established by the Board of Directors, in the terms of which specifically provided that such series shall rank on parity with the Series C Preferred Stock with respect to rights to receive dividends, mandatory redemption payments and distributions upon liquidation or winding up of the Corporation and (ii) except as permitted in accordance with Section 6(b), prior to any other equity securities of the Corporation, including all classes of the Common Stock, par value $.01 per share, of the Corporation. The Series C Preferred Stock shall rank on parity with the Redeemable Preferred Stock, Series B of the Corporation with respect to rights to receive dividends, mandatory redemption payments and distributions upon liquidation or winding up of the Corporation.

      RESOLVED, that the appropriate officers of the Corporation are hereby authorized to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, all in accordance with the requirements of Section 151 of the Delaware General Corporation Law.